Exhibit 99.3

Protara Therapeutics Announces Oversubscribed $45 Million Private Placement Financing

Anticipated net proceeds, along with existing cash and cash equivalents, expected to extend cash runway into 2026

NEW YORK, April 5, 2024 – Protara Therapeutics, Inc. (Nasdaq: TARA), a clinical-stage company developing transformative therapies for the treatment of cancer and rare diseases, today announced that it has entered into a subscription agreement for the sale of an aggregate of 9,143,380 shares of its common stock (Shares) or, for certain purchasers, pre-funded warrants to purchase an aggregate of 1,700,000 shares of its common stock (Pre-Funded Warrants), in each case, along with warrants to purchase an aggregate of 10,843,380 shares of its common stock (Common Warrants), in a private placement financing with certain institutional accredited investors. Each Share, along with its attached Common Warrant, has a purchase price of $4.15, and each Pre-Funded Warrant, along with its attached Common Warrant, has a purchase price of $4.149. Gross proceeds from the private placement are expected to be approximately $45 million, before deducting expenses. The transaction is expected to close on April 10, 2024, subject to the satisfaction of customary closing conditions.

The offering is led by RA Capital Management and Acorn Bioventures and includes participation from new and existing investors such as Boxer Capital, Woodline Partners LP, Catalio Capital Management, StemPoint Capital, Armistice Capital, Velan Capital and a healthcare fund. In connection with the private placement, the Company has also agreed to certain registration rights related to the resale of the shares of its common stock and the shares of its common stock issuable upon the exercise of the Pre-Funded Warrants and the Common Warrants purchased in the private placement. The resale of the Pre-Funded Warrants and the Common Warrants will not be registered.

Proceeds from the private placement, along with existing cash and cash equivalents, are expected to be sufficient to fund the Company’s planned operations into 2026.

The Company intends to use the net proceeds from the Private Placement for general corporate and working capital purposes, including funding clinical trials. General corporate and working capital purposes may include clinical study expenditures (such as the addition of an 80 KE1 dose cohort and a systemic priming cohort to the ongoing ADVANCED-2 Phase 2 clinical trial of the Company’s product candidate intravesical TARA-002 in patients with high-risk Non-Muscle Invasive Bladder Cancer (NMIBC)), manufacturing expenditures, commercialization expenditures and capital expenditures.

Guggenheim Securities, LLC acted as lead placement agent and Oppenheimer & Co. acted as a placement agent in the transaction.

The common stock and pre-funded warrants issued in the private placement have not been registered under the Securities Act of 1933, as amended (the Securities Act), or under any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The common stock and pre-funded warrants sold in the private placement will be issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) under the Securities Act in a transaction not involving a public offering of such securities.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Protara Therapeutics, Inc.

Protara is a clinical-stage biotechnology company committed to advancing transformative therapies for people with cancer and rare diseases. Protara’s portfolio includes its lead candidate, TARA-002, an investigational cell-based therapy in development for the treatment of non-muscle invasive bladder cancer (NMIBC) and lymphatic malformations (LMs). The Company is evaluating TARA-002 in an ongoing Phase 2 trial in NMIBC patients with carcinoma in situ (CIS) who are unresponsive or naïve to treatment with Bacillus Calmette-Guérin (BCG), as well as a Phase 2 trial in pediatric patients with LMs. Additionally, Protara is developing IV Choline Chloride, an investigational phospholipid substrate replacement for patients on parenteral nutrition who are otherwise unable to meet their choline needs via oral or enteral routes. For more information, visit www.protaratx.com.

References

1. Klinische Einheit, or KE, is a German term indicating a specified weight of dried cells in a vial.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Protara may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “designed,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words or expressions referencing future events, conditions or circumstances that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such forward-looking statements include but are not limited to, statements regarding Protara’s intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the expected timing for the closing of the private placement; the potential proceeds to Protara from the closing; the expected use of proceeds from the private placement; and Protara’s business strategy, including its development plans for its product candidates and plans regarding the timing or outcome of existing or future clinical trials; statements related to expectations regarding interactions with the FDA; Protara’s financial position; statements regarding the anticipated safety or efficacy of Protara’s product candidates; and Protara’s outlook for the remainder of the year. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that contribute to the uncertain nature of the forward-looking statements include: risks that Protara’s financial guidance may not be as expected, as well as risks and uncertainties associated with: Protara’s development programs, including the initiation and completion of non-clinical studies and clinical trials and the timing of required filings with the FDA and other regulatory agencies; general market conditions; changes in the competitive landscape; changes in Protara’s strategic and commercial plans; Protara’s ability to obtain sufficient financing to fund its strategic plans and commercialization efforts; having to use cash in ways or on timing other than expected; the impact of market volatility on cash reserves; failure to attract and retain management and key personnel; the impact of general U.S. and foreign, economic, industry, market, regulatory, political or public health conditions; and the risks and uncertainties associated with Protara’s business and financial condition in general, including the risks and uncertainties described more fully under the caption “Risk Factors” and elsewhere in Protara’s filings and reports with the United States Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. Protara undertakes no obligation to update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise, except as required by law.

Company Contact:

Justine O’Malley
Protara Therapeutics
Justine.OMalley@protaratx.com
646-817-2836